Exhibit 10.3.9.4

WESTAFF, INC.
NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Westaff, Inc. (the “Corporation”):

Optionee:	Patricia M. Newman

Grant Date:	April 7, 2005

Vesting Commencement Date:	April 7, 2006

Exercise Price:	$3.22 per share

Number of Option Shares:	155,275 shares

Expiration Date:	April 7, 2015

Type of Options:	Incentive Stock Option

Exercise Schedule:	The Option shall vest in accordance with the following schedule. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

DATE	VESTED OPTION SHARES
April 7, 2006 (Vesting Commencement Date)	31,055
April 7, 2007	31,055
April 7, 2008	31,055
April 7, 2009	31,055
April 7, 2010	31,055

Notwithstanding the foregoing vesting schedule, the Options shall become fully vested and exercisable if Optionee is terminated without Cause within one year of the effective date of a “Change in Control,” a “Corporate Transaction,” or a “Hostile Take-Over” as such terms are defined in the Plan, whichever event shall first occur while Optionee is employed the Corporation and notwithstanding any assumption, substitution or replacement of such grants in connection with such event.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Westaff, Inc. 1996 Stock Option/Stock Issuance Plan (the “Plan”).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan and a copy of the Plan in the forms attached hereto as Exhibit B.

No Employment or Service Contract.  Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration of interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the Plan or in the attached Stock Option Agreement.

April 7, 2005

WESTAFF, INC.

By:	/s/ W. Robert Stover
	Name:	W. Robert Stover
	Title:	Chairman of the Board

/s/ Patricia M. Newman
Patricia M. Newman

Address:	115 Samuel Court Clayton, CA 94517

WESTAFF, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Westaff, Inc. (the “Corporation”):

Optionee:	Patricia M. Newman

Grant Date:	April 7, 2005

Vesting Commencement Date:	April 7, 2006

Exercise Price:	$3.22 per share

Number of Option Shares:	44,725

Expiration Date:	April 7, 2015

Type of Option:	Non-Statutory Stock Option

Exercise Schedule:	The Option shall vest in accordance with the following schedule. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

DATE	VESTED OPTION SHARES
April 7, 2006 (Vesting Commencement Date)	8,945
April 7, 2007	8,945
April 7, 2008	8,945
April 7, 2009	8,945
April 7, 2010	8,945

Notwithstanding the foregoing vesting schedule, the Options shall become fully vested and exercisable if Optionee is terminated without Cause within one year of the effective date of a “Change in Control,” a “Corporate Transaction,” or a “Hostile Take-Over” as such terms are defined in the Plan, whichever event shall first occur while Optionee is employed the Corporation and notwithstanding any assumption, substitution or replacement of such grants in connection with such event.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Westaff, Inc. 1996 Stock Option/Stock Issuance Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B.  A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

No Employment or Service Contract.  Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Dated as of April 7, 2005

WESTAFF, INC.

By:	/s/ W. Robert Stover
Name: W. Robert Stover
Title: Chairman of the Board

/s/ Patricia M. Newman
Patricia M. Newman

Address:	115 Samuel Court
Clayton, CA 94517